-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): October 15, 2003


     Bear Stearns Asset Backed Funding Inc. (as depositor under the Sales and Servicing Agreement, dated as of December 12, 2002, providing for, inter alia, the issuance of Whole Auto Loan Trust 2002-1)

                     BEAR STEARNS ASSET BACKED FUNDING INC
                          Whole Auto Loan Trust 2002-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-99207-01                22-3863780
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust. This report and exhibit is being filed, pursuant to the terms of agreements dated December 12, 2002. Bear Stearns Asset Backed Funding Inc. entered into (1) an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding
Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2002-1 (the "Trust") and (2) a Receivables Purchase Agreement (the "Receivables Purchase Agreement"), between Whole Auto Loan Trust, as seller, and Bear Stearns Asset Backed Funding Inc., as purchaser. Also on December 12, 2002, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     On October 15, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 15, 2003 as Exhibit 99.1.

Bear Stearns Asset Backed Funding Inc.
Whole Auto Loan Trust 2002-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein



Date:  October 15, 2003              By: /s/ Craig Kantor
                                        -----------------------------
                                        Craig Kantor
                                        Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2002-1
                        Statement to Certificateholders
                                October 15, 2003


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL               PRIOR                                                                        CURRENT
               FACE                  PRINCIPAL                                                                   PRINCIPAL
   CLASS       VALUE                 BALANCE         PRINCIPAL        INTEREST              TOTAL                 BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1     758,000,000.00          758,000,000.00   105,885,866.04     185,288.89        106,071,154.93        652,114,133.96
A2A    834,000,000.00          834,000,000.00             0.00     259,466.67            259,466.67        834,000,000.00
A2B     20,000,000.00           20,000,000.00             0.00      16,400.00             16,400.00         20,000,000.00
A3A    160,875,000.00          160,875,000.00             0.00      65,780.00             65,780.00        160,875,000.00
A3B    273,250,000.00          273,250,000.00             0.00     120,837.22            120,837.22        273,250,000.00
A3C    160,875,000.00          160,875,000.00             0.00      76,862.50             76,862.50        160,875,000.00
A4     462,605,000.00          462,605,000.00             0.00     265,226.87            265,226.87        462,605,000.00
B       69,520,000.00           69,520,000.00             0.00      34,605.51             34,605.51         69,520,000.00
C       27,805,000.00           27,805,000.00             0.00      19,339.92             19,339.92         27,805,000.00
D       69,520,000.00           69,520,000.00             0.00      92,693.33             92,693.33         69,520,000.00
CERT             0.00                    0.00             0.00           0.00                  0.00                  0.00
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       PRIOR                                                                  CURRENT
                       PRINCIPAL                                                              PRINCIPAL                 PASS-THRU
CLASS     CUSIP        FACTOR             PRINCIPAL        INTEREST          TOTAL            FACTOR       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
A1       96683MAH6      1,000.00000000   139.69111615   0.24444445    139.93556059          860.30888385     A1      1.100000 %
A2A      96683MAJ2      1,000.00000000     0.00000000   0.31111112      0.31111112        1,000.00000000     A2A     1.400000 %
A2B      96683MAQ6      1,000.00000000     0.00000000   0.82000000      0.82000000        1,000.00000000     A2B     3.690000 %
A3A      96683MAR4      1,000.00000000     0.00000000   0.40888889      0.40888889        1,000.00000000     A3A     1.840000 %
A3B      96683MAK9      1,000.00000000     0.00000000   0.44222221      0.44222221        1,000.00000000     A3B     1.990000 %
A3C      96683MAS2      1,000.00000000     0.00000000   0.47777778      0.47777778        1,000.00000000     A3C     2.150000 %
A4       96683MAL7      1,000.00000000     0.00000000   0.57333334      0.57333334        1,000.00000000     A4      2.580000 %
B        96683MAM5      1,000.00000000     0.00000000   0.49777776      0.49777776        1,000.00000000     B       2.240000 %
C        96683MAN3      1,000.00000000     0.00000000   0.69555548      0.69555548        1,000.00000000     C       3.130000 %
D        96683MAP8      1,000.00000000     0.00000000   1.33333329      1.33333329        1,000.00000000     D       6.000000 %
TOTALS                  1,000.00000000    37.33041867   0.40067722     37.73109589          962.66958133
---------------------------------------------------------------------------------------------------------  ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Joshua Goldberg
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5416
                              Fax: (212) 623-5932
                      Email: Joshua.Goldberg@JPMChase.com
             ------------------------------------------------------



   RECEIVABLES
                           Beginning Receivables Balance                                               2,956,494,175.61
                           Ending Receivables Balance                                                  2,856,552,304.15
                           Beginning Number of Contracts                                                        164,637
                           Ending Number of Contracts                                                           162,139

   COLLECTIONS
                           Interest:
                           Interest Collections                                                            9,610,609.02
                           Reinvestment Income                                                                40,655.69
                           Repurchased Loan Proceeds Related to Interest                                         308.85
                           Total Interest Collections                                                      9,651,573.56

                           Principal:
                           Principal Collections                                                          67,161,244.30
                           Prepayments in Full                                                            30,379,613.54
                           Repurchased Loan Proceeds Related to Principal                                  2,285,142.64
                           Total Principal Collections                                                    99,826,000.48

                           Recoveries and Liquidation Proceeds                                                57,812.68

                           Total Collections                                                             109,535,386.72

                           Principal Losses for Collection Period                                            115,870.98

   DISTRIBUTIONS
   Fees:
                           Receivable Servicers                                                            2,463,744.87
                           Data Administration and Reporting Fees:                                            49,274.90
                           Other Fees:                                                                             0.00
                           Total Fees:                                                                     2,513,019.77

   Interest Distribution Amounts
                           Interest Due - Class A-1                                                          185,288.89
                           Interest Paid - Class A-1                                                         185,288.89
                           Shortfall - Class A-1                                                                   0.00
                           Carryover Shortfall - Class A-1                                                         0.00
                           Change in Carryover Shortfall - Class A-1                                               0.00

                           Interest Due - Class A-2a                                                         259,466.67
                           Interest Paid - Class A-2a                                                        259,466.67
                           Shortfall - Class A-2a                                                                  0.00
                           Carryover Shortfall - Class A-2a                                                        0.00
                           Change in Carryover Shortfall - Class A-2a                                              0.00

                           Interest Due - Class A-2b                                                          16,400.00
                           Interest Paid - Class A-2b                                                         16,400.00
                           Shortfall - Class A-2b                                                                  0.00
                           Carryover Shortfall - Class A-2b                                                        0.00
                           Change in Carryover Shortfall - Class A-2b                                              0.00


                           Interest Due - Class A-3a                                                          65,780.00
                           Interest Paid - Class A-3a                                                         65,780.00
                           Shortfall - Class A-3a                                                                  0.00
                           Carryover Shortfall - Class A-3a                                                        0.00
                           Change in Carryover Shortfall - Class A-3a                                              0.00

                           Interest Due - Class A-3b                                                         120,837.22
                           Interest Paid - Class A-3b                                                        120,837.22
                           Shortfall - Class A-3b                                                                  0.00
                           Carryover Shortfall - Class A-3b                                                        0.00
                           Change in Carryover Shortfall - Class A-3b                                              0.00

                           Interest Due - Class A-3c                                                          76,862.50
                           Interest Paid - Class A-3c                                                         76,862.50
                           Shortfall - Class A-3c                                                                  0.00
                           Carryover Shortfall - Class A-3c                                                        0.00
                           Change in Carryover Shortfall - Class A-3c                                              0.00

                           Interest Due - Class A-4                                                          265,226.87
                           Interest Paid - Class A-4                                                         265,226.87
                           Shortfall - Class A-4                                                                   0.00
                           Carryover Shortfall - Class A-4                                                         0.00
                           Change in Carryover Shortfall - Class A-4                                               0.00

                           Interest Due - Class B                                                             34,605.51
                           Interest Paid - Class B                                                            34,605.51
                           Shortfall - Class B                                                                     0.00
                           Carryover Shortfall - Class B                                                           0.00
                           Change in Carryover Shortfall - Class B                                                 0.00
                           Interest Due - Class C                                                             19,339.92
                           Interest Paid - Class C                                                            19,339.92
                           Shortfall - Class C                                                                     0.00
                           Carryover Shortfall - Class C                                                           0.00
                           Change in Carryover Shortfall - Class C                                                 0.00

                           Interest Due - Class D                                                             92,693.33
                           Interest Paid - Class D                                                            92,693.33
                           Shortfall - Class D                                                                     0.00
                           Carryover Shortfall - Class D                                                           0.00
                           Change in Carryover Shortfall - Class D                                                 0.00

                           Interest Due - Total                                                            1,136,500.91
                           Interest Paid - Total (Includes Certificates)                                   1,136,500.91
                           Shortfall - Total                                                                       0.00
                           Carryover Shortfall - Total                                                             0.00
                           Change in Carryover Shortfall - Total                                                   0.00


   Principal Allocations
                           First Allocation of Principal                                                           0.00
                           Second Allocation of Principal                                                 51,596,067.62
                           Third Allocation of Principal                                                  27,805,000.00
                           Regular Principal Allocation                                                   26,484,798.42
                           Total Principal Allocations                                                   105,885,866.04

   Principal Distribution Amounts
                           Principal Distribution - Class A-1                                            105,885,866.04
                           Principal Distribution - Class A-2a                                                     0.00
                           Principal Distribution - Class A-2b                                                     0.00
                           Principal Distribution - Class A-3a                                                     0.00
                           Principal Distribution - Class A-3b                                                     0.00
                           Principal Distribution - Class A-3c                                                     0.00
                           Principal Distribution - Class A-4                                                      0.00
                           Principal Distribution - Class B                                                        0.00
                           Principal Distribution - Class C                                                        0.00
                           Principal Distribution - Class D                                                        0.00

                           Certificate Distribution                                                                0.00

   Total Distribution                                                                                    109,535,386.72

   PORTFOLIO INFORMATION
                           Weighted Average Coupon                                                               3.94 %
                           Weighted Average Original Term (months)                                                59.33
                           Weighted Average Remaining Term                                                        46.58
                           Weighted Average Age (months)                                                          12.85
                           Remaining Number of Receivables                                                      162,139
                           Portfolio Receivable Balance (end of period)                                2,856,552,304.15
                                                 Discount Receivables                                  1,912,414,980.19
                                                 Non-Discount Receivables                                775,113,952.19
                           Adjusted Portfolio Receivable Balance (end of period)                       2,687,528,932.38

   OVERCOLLATERALIZATION INFORMATION
                           Overcollateralization Amount                                                  -43,035,201.58
                           Target Level of Overcollateralization                                          37,625,405.05

   NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                           Total Principal Losses for Collection Period                                      115,870.98
                           Recoveries and Liquidation Proceeds                                                57,812.68
                           Net Losses for Collection Period                                                   58,058.30
                           Net Loss Rate for Collection Period(annualized)                                     0.0236 %

                           Cumulative Net Losses for all Periods($)                                           58,058.30
                           Cumulative Net Losses for all Periods(% of original portfolio)                      0.0020 %

                           Delinquent Receivables
                           Number of Contracts
                           31 - 60 Days Delinquent                                                                1,733
                           61 - 90 Days Delinquent                                                                  132
                           91 - 120 Days Delinquent                                                                   4
                           Over 120 Days Delinquent                                                                  52
                           Sub Total                                                                              1,921
                           Repossesions (# of vehicles)                                                              68
                           Total Number of Delinquencies and Repossesions                                         1,989

                           $ Amount of Delinquency
                           31 - 60 Days Delinquent                                                        29,704,459.83
                           61 - 90 Days Delinquent                                                         2,366,723.87
                           91 - 120 Days Delinquent                                                           65,925.08
                           Over 120 Days Delinquent                                                          870,230.67
                           Sub Total                                                                      33,007,339.45
                           Repossesions                                                                    1,215,382.31
                           Total Amount of Delinquencies and Repossesions                                 34,222,721.76

                           % of End Period Balance
                           31 - 60 Days Delinquent                                                             1.0399 %
                           61 - 90 Days Delinquent                                                             0.0829 %
                           91 - 120 Days Delinquent                                                            0.0023 %
                           Over 120 Days Delinquent                                                            0.0305 %
                           Sub Total                                                                           1.1555 %
                           Repossesions                                                                        0.0425 %
                           Total % of Delinquencies and Repossesions                                           1.1980 %


                           Monthly Net Loss Rate:
                           Current Collection Period                                                           0.0020 %
                           Preceding Collection Period                                                         0.0000 %
                           Second Preceding Collection Period                                                  0.0000 %
                           Three Month Average                                                                 0.0020 %
                           Annualized Average Net Loss Rate                                                    0.0236 %

